UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 31, 2017, the stockholders of Conn’s, Inc. (the “Company”) approved the adoption of the Conn’s, Inc. Amended 2016 Omnibus Incentive Plan (the “Amended 2016 Plan”), which was previously adopted by the Company’s Board of Directors. A summary of the Amended 2016 Plan was included in the Company’s Amended and Restated Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2017 (the “Definitive Proxy Statement”), which summary is incorporated herein by reference. The summary of the Amended 2016 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Amended 2016 Plan, which is attached as Appendix A to the Definitive Proxy Statement and Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
At the Company’s Annual Meeting of Stockholders, held on Wednesday, May 31, 2017, the Company’s stockholders considered five proposals, each of which is described in more detail in the Definitive Proxy Statement.  The certified vote results for each proposal were as stated below.

1.	The following nominees for directors were elected to serve one-year terms expiring in 2018:

	Number of Shares
	For	Against	Abstentions	Broker Non-Votes
James H. Haworth	23,141,737	142,919	70,191	5,650,369
Kelly M. Malson	23,184,957	99,932	69,958	5,650,369
Bob L. Martin	23,120,492	164,164	70,191	5,650,369
Douglas H. Martin	23,242,450	102,203	10,194	5,650,369
Norman L. Miller	23,202,747	81,899	70,201	5,650,369
William E. Saunders, Jr.	23,182,670	101,983	70,194	5,650,369
William (David) Schofman	23,137,888	146,749	70,210	5,650,369
Oded Shein	23,196,432	87,205	71,210	5,650,369

2.	The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for fiscal year ending January 31, 2018 was ratified:

Number of Shares
For	28,763,598
Against	118,750
Abstentions	122,868
Broker Non-Votes	—

3.	The compensation of the Company's named executive officers was approved on a non-binding advisory basis:

Number of Shares
For	21,264,666
Against	1,824,178
Abstentions	266,003
Broker Non-Votes	5,650,369

4.	The stockholders voted, on a non-binding advisory basis, to hold a non-binding vote on the compensation for our named executive officers every year:

Number of Shares
Every 1 Year:	16,875,841
Every 2 Years:	41,572
Every 3 Years:	6,429,605
Abstentions	7,829

5.	The adoption of the Amended 2016 Omnibus Incentive Plan was approved:

Number of Shares
For	23,121,412
Against	156,759
Abstentions	76,676
Broker Non-Votes	5,650,369

Item 9.01.    Financial Statements and Exhibits

Exhibit Number	Description of Document
10.1	Conn’s, Inc. Amended 2016 Omnibus Incentive Plan incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	June 1, 2017	By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel and Secretary